UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2015, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned -10.26% and Investor Class returned -10.46% compared to the MSCI EAFE Index (Gross) (“EAFE Index”) return of -8.27%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 7.46% for the Institutional Class and 7.20% for the Investor Class compared to the EAFE Index’s average annual total return of 5.87%. At fiscal year-end, the Fund had net assets of $6.6 billion.

Performance Review

Low interest rates, abundant liquidity, competitive currency devaluations and renewed optimism for Europe and Japan could not overcome concerns of weakening global growth, the Greek debt crisis, uncertainty about the strength of the Chinese economy, the timing of a shift in the US Federal Reserve Bank’s (Fed’s) monetary policy, and concerns of a U.S. government shutdown. These competing forces pressured markets during the fiscal year. Consumer staples was the only sector to post positive returns over the one-year period, while the consumer discretionary and health care sectors delivered the least negative performance. Companies in the energy, materials, and utilities sectors were the worst performers. The top performing markets included Ireland, Denmark, Israel, Belgium, and the Netherlands. The weakest markets for the period included Norway, Portugal, Singapore, Australia, and Spain. Most foreign currencies declined against the US dollar during the fiscal year, providing additional headwinds to US dollar-based investors.

For the fiscal year, Fund holdings in the automobiles & components, capital goods, technology hardware & equipment, and pharmaceuticals & biotechnology industry groups, along with an overweight position in the energy industry group, detracted the most from the Fund’s performance relative to the EAFE Index. Holdings in the materials, transportation, banks, consumer services, and telecommunication services industry groups helped to offset some of the relative underperformance. The largest individual detractor from performance was automobile manufacturer, Volkswagen AG (Germany). Revelations that the company deliberately installed a defeat device to circumvent U.S. Environmental Protection Agency (EPA) emissions testing reduced its market capitalization by approximately 40% as investors sold shares on the news. Additional top detractors included energy services firm, Technip SA (France), electrical & electronic equipment manufacturer, Hitachi Ltd. (Japan), oil exploration & production company, Baytex Energy (Canada), and multinational electric utility company, ENGIE SA (France). The top individual contributor to return was multinational airline holding company, International Consolidated Airlines Group SA (United Kingdom). Additional top contributors included cruise ship operator, Carnival (United Kingdom), telecommunication services provider, KDDI Corp. (Japan), print & publishing company, RELX NV (Netherlands), and bank, KBC Group SA/NV (Belgium).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that reached fair value in our view. The largest sales during the fiscal year included

2	Causeway International Value Fund

oil & gas exploration company, BG Group Plc (United Kingdom) and beverage can manufacturer, Rexam Plc (United Kingdom), both of which were strategically acquired by competitors during the fiscal year. In addition, we exited our positions in metals & mining company, Rio Tinto Plc (United Kingdom) and construction & mining equipment manufacturer, Komatsu Ltd. (Japan), and reduced our exposure to pharmaceutical & consumer healthcare products producer, Novartis AG (Switzerland), whose risk-adjusted rankings declined following fundamental reviews. Significant purchases this fiscal year included utilities provider, SSE Plc (United Kingdom), pharmaceutical & consumer healthcare company, GlaxoSmithKline Plc (United Kingdom), major passenger railway operator, East Japan Railway Co. (Japan), automobile manufacturer, Volkswagen AG (Germany), and alcoholic beverage distributor, Diageo Plc (United Kingdom). With the exception of East Japan Railway Co., all of these securities represented new purchases for the Fund.

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights in the utilities, transportation, and food beverage & tobacco industry groups increased the most compared to the beginning of the fiscal year, while weights in the capital goods, materials, and energy industry groups incurred the greatest decreases. From a regional perspective, the most notable weight changes included higher exposures to companies listed in the United Kingdom and Spain. The most significantly reduced country weights included Singapore and France. At the end of the fiscal year, the three largest industry group exposures (absolute weights) in the Fund were in banks, pharmaceutical & biotechnology, and telecommunication services.

Investment Outlook

Recent underperformance of companies with earnings especially sensitive to economic growth has sustained a substantial valuation gap between “cheap” cyclical and more “expensive” defensive stocks. This past summer, the fear trade appeared to reach an extreme, as Chinese domestic equities swooned like the proverbial canary in a coal mine. Even the mine itself looks imperiled. We appear to have a more sanguine view of global gross domestic product (GDP) than market consensus, and we have found the overwhelmingly greatest upside potential in companies with economically cyclical earnings. Our one-year expectations currently include a modestly rising level of global demand for crude oil, a concerted effort to boost fiscal spending by the Chinese government, and a resulting bottoming of most commodity prices. We believe that equity markets will discount a return to reflation many months before such improvement is reflected in the actual economic data. We are most interested in the beneficiaries of an upturn in the U.S. yield curve, such as the highest-quality banks and insurance companies as well as consumer cyclical stocks (especially those likely to benefit from improved consumer spending courtesy of lower energy prices). This partially rosy scenario does depend, however, on some visible effort by the Eurozone and Japanese governments to stimulate weak domestic demand by implementing structural reforms. As the ECB’s Mario Draghi noted last July: “No monetary stimulus, indeed no fiscal stimulus, can be successful unless accompanied by the right structural policies — policies that foster potential growth and instill confidence.”

Causeway International Value Fund	3

We thank you for your continued confidence in Causeway International Value Fund.

September 30, 2015

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Foster Corwith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway International Value Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Value Fund, Investor Class shares versus the MSCI EAFE Index (Gross)

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers during certain periods. In the absence of such fee waivers, total return would have been reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. For the fiscal year ended September 30, 2015, the Fund’s gross ratios of expenses in relation to net assets were 0.90% and 1.15% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 21 stock markets in Europe, Australasia and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2015

Causeway International Value Fund	Number of Shares	Value

COMMON STOCK
Australia — 0.5%
Westfield Corp.[1]	4,790,451	$33,709

Belgium — 0.6%
KBC Groep NV	626,531	39,623

Canada — 1.6%
Baytex Energy Corp.	5,552,705	17,767
Imperial Oil Ltd.	2,840,460	89,992

		107,759

France — 14.7%
AXA SA	1,382,941	33,577
BNP Paribas SA	2,198,221	129,419
Engie SA	9,057,361	146,553
Legrand SA	2,333,503	124,150
Sanofi-Aventis SA	1,885,076	179,461
Schneider Electric SE	2,149,454	120,368
Technip SA	1,876,732	88,814
Total SA	3,413,523	153,551

		975,893

Germany — 4.8%
Bayer AG	830,542	106,558
Linde AG	788,321	128,043
SAP SE	1,310,976	84,930

		319,531

Hong Kong — 5.0%
China Merchants Holdings International Co. Ltd.	19,105,224	56,410
China Mobile Ltd.	14,770,839	176,803
CNOOC Ltd.	97,331,000	100,215

		333,428

Ireland — 0.6%
Ryanair Holdings PLC ADR	537,100	42,055

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2015

Causeway International Value Fund	Number of Shares	Value

Japan — 13.5%
East Japan Railway Co.	1,938,900	$163,383
Hitachi Ltd.	28,102,000	141,804
KDDI Corp.	9,009,000	201,649
Nikon Corp.	8,277,500	100,103
Shin-Etsu Chemical Co. Ltd.	1,224,100	62,777
Sumitomo Mitsui Financial Group Inc.	2,684,300	101,789
Toyota Motor Corp.	2,132,800	124,871

		896,376

Netherlands — 7.8%
Akzo Nobel NV	3,483,935	226,594
PostNL NV2	10,355,541	37,855
RELX NV	14,205,076	232,069
Unilever NV	486,954	19,520

		516,038

South Korea — 5.6%
Hyundai Motor Co.	517,634	71,931
KT&G Corp.	981,512	92,424
Samsung Electronics Co. Ltd.	27,419	26,307
SK Telecom Co. Ltd.	798,601	177,158

		367,820

Spain — 1.9%
CaixaBank SA	24,509,373	94,588
Tecnicas Reunidas SA	732,203	32,426

		127,014

Switzerland — 12.6%
Aryzta AG2	1,746,066	74,004
Cie Financiere Richemont SA	1,142,323	88,885
Clariant AG	3,851,830	64,873
Credit Suisse Group AG	1,525,223	36,662
Givaudan SA	16,207	26,371

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2015

Causeway International Value Fund	Number of Shares	Value

Switzerland — (continued)
Novartis AG	1,685,885	$154,953
Roche Holding AG	493,087	130,901
UBS Group AG	8,315,383	153,736
Zurich Insurance Group AG	420,943	103,344

		833,729

United Kingdom — 25.7%
Aviva PLC	24,210,479	165,589
Balfour Beatty PLC	16,676,056	63,491
Barclays PLC	37,589,108	139,109
British American Tobacco PLC	3,903,625	215,385
Carnival PLC	2,416,272	125,009
Diageo PLC	3,957,011	106,312
GlaxoSmithKline PLC	8,908,140	170,981
HSBC Holdings PLC	22,036,921	165,474
International Consolidated Airlines Group SA2	10,497,100	93,769
Lloyds Banking Group PLC	111,046,684	126,422
Michael Page International PLC	5,891,978	42,312
SSE PLC	7,950,551	179,945
Vodafone Group PLC	34,785,915	109,717

		1,703,515

Total Common Stock
(Cost $6,783,490) — 94.9%		6,296,490

PREFERRED STOCK
Germany — 1.9%
Volkswagen AG	1,125,765	123,663

Total Preferred Stock
(Cost $254,548) — 1.9%		123,663

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2015

Causeway International Value Fund	Number of Shares	Value

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.040%**	217,343,800	$217,344

Total Short-Term Investment
(Cost $217,344) — 3.3%		217,344

Total Investments — 100.1%
(Cost $7,255,382)		6,637,497

Liabilities in Excess of Other Assets — (0.1)%		(4,461)

Net Assets — 100.0%		$6,633,036

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2015.
1	Real Estate Investment Trust.
2	Non-income producing security.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SECTOR DIVERSIFICATION

As of September 30, 2015, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	19.9%	0.0%	19.9%

Consumer Discretionary	11.2	1.9	13.1

Health Care	11.2	0.0	11.2

Telecommunication Services	10.0	0.0	10.0

Energy	10.0	0.0	10.0

Industrials	9.8	0.0	9.8

Materials	9.1	0.0	9.1

Consumer Staples	7.7	0.0	7.7

Information Technology	3.8	0.0	3.8

Utilities	2.2	0.0	2.2

Total	94.9	1.9	96.8

Short-Term Investment			3.3

Liabilities in Excess of Other Assets			-0.1

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL VALUE FUND

9/30/15
ASSETS:
Investments at Value (Cost $7,255,382)	$6,637,497
Foreign Currency (Cost $291)	291
Receivable for Fund Shares Sold	23,889
Receivable for Dividends	20,409
Receivable for Tax Reclaims	11,628
Receivable for Investment Securities Sold	8,060
Prepaid Expenses	42
Unrealized Appreciation on Spot Foreign Currency Contracts	6

Total Assets	6,701,822

LIABILITIES:
Payable for Investment Securities Purchased	36,774
Payable for Fund Shares Redeemed	25,041
Payable Due to Adviser	4,477
Payable for Shareholder Services Fees — Investor Class	939
Payable Due to Administrator	172
Payable for Trustees’ Fees	66
Unrealized Depreciation on Spot Foreign Currency Contracts	31
Other Accrued Expenses	1,286

Total Liabilities	68,786

Net Assets	$6,633,036

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$7,305,665
Undistributed Net Investment Income	117,383
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(171,069)
Net Unrealized Depreciation on Investments	(617,885)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,058)

Net Assets	$6,633,036

Net Asset Value Per Share (based on net assets of $5,793,454,066 ÷ 415,054,519 shares) — Institutional Class	$13.96

Net Asset Value Per Share (based on net assets of $839,581,659 ÷ 60,655,179 shares) — Investor Class	$13.84

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/14 to 9/30/15
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $17,339)	$179,992
Interest Income	92

Total Investment Income	180,084

EXPENSES:
Investment Advisory Fees	54,244
Custodian Fees	2,402
Shareholder Service Fees — Investor Class	2,280
Administration Fees	2,138
Transfer Agent Fees	788
Trustees’ Fees	257
Registration Fees	212
Professional Fees	206
Printing Fees	202
Pricing Fees	53
Other Fees	319

Total Expenses	63,101

Net Investment Income	116,983

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments(1)	102,486
Net Realized Loss from Foreign Currency Transactions	(1,904)
Net Change in Unrealized Depreciation on Investments	(985,998)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(557)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(885,973)

Net Decrease in Net Assets Resulting from Operations	$(768,990)

(1)	Includes realized gains as a result of an in-kind redemption (see Note 10 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/14 to 9/30/15	10/01/13 to 9/30/14
OPERATIONS:
Net Investment Income	$116,983	$152,743
Net Realized Gain on Investments	102,486	153,960
Net Realized Loss from Foreign Currency Transactions	(1,904)	(555)
Net Change in Unrealized Depreciation on Investments	(985,998)	(143,396)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(557)	(619)

Net Increase (Decrease) in Net Assets Resulting From Operations	(768,990)	162,133

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(138,499)	(40,173)
Investor Class	(19,088)	(5,993)

Total Dividends from Net Investment Income	(157,587)	(46,166)

Net Increase in Net Assets Derived from Capital Share Transactions(1)(2)	874,119	3,422,555
Redemption Fees(3)	195	230

Total Increase (Decrease) in Net Assets	(52,263)	3,538,752

NET ASSETS:
Beginning of Year	6,685,299	3,146,547

End of Year	$6,633,036	$6,685,299

Undistributed Net Investment Income	$117,383	$151,389

(1)	Includes redemptions as a result of an in-kind transfer of securities (see Note 10 in the Notes to Financial Statements).
(2)	See Note 7 in Notes to Financial Statements.
(3)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

FINANCIAL HIGHLIGHTS

For the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND†
Institutional
2015	15.95	0.27	(1.88)	(1.61)	(0.38)	—	(0.38)	—	(1)
2014	15.35	0.47	0.29	0.76	(0.16)	—	(0.16)	—
2013	12.60	0.29	2.74	3.03	(0.28)	—	(0.28)	—
2012	10.50	0.28	2.20	2.48	(0.38)	—	(0.38)	—
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)	—
Investor
2015	15.81	0.23	(1.86)	(1.63)	(0.34)	—	(0.34)	—	(1)
2014	15.23	0.41	0.30	0.71	(0.13)	—	(0.13)	—
2013	12.51	0.25	2.72	2.97	(0.25)	—	(0.25)	—
2012	10.42	0.23	2.21	2.44	(0.35)	—	(0.35)	—
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)	—

(1)	Amount represents less than $0.01 per share.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

13.96	(10.26)	5,793,454	0.90	1.76	28
15.95	5.00	5,734,313	0.91	2.89	27
15.35	24.38	2,497,378	0.95	2.07	22
12.60	24.29	1,204,193	0.99	2.37	21
10.50	(10.05)	932,175	0.99	3.30	39

13.84	(10.46)	839,582	1.15	1.48	28
15.81	4.69	950,986	1.16	2.55	27
15.23	24.07	649,169	1.20	1.84	22
12.51	24.07	438,254	1.24	2.04	21
10.42	(10.28)	376,692	1.23	2.15	39

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

16	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2015:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3 (000)	Total (000)
Common Stock
Australia	$—	$33,709	$—	$33,709
Belgium	—	39,623	—	39,623
Canada	107,759	—	—	107,759
France	—	975,893	—	975,893
Germany	—	319,531	—	319,531
Hong Kong	—	333,428	—	333,428
Ireland	42,055	—	—	42,055
Japan	—	896,376	—	896,376
Netherlands	—	516,038	—	516,038
South Korea	—	367,820	—	367,820
Spain	—	127,014	—	127,014
Switzerland	—	833,729	—	833,729
United Kingdom	—	1,703,515	—	1,703,515

Total Common Stock	149,814	6,146,676	—	6,296,490

Preferred Stock	—	123,663	—	123,663

Short-Term Investment	217,344	—	—	217,344

Total Investments in Securities	$367,158	$6,270,339	$—	$6,637,497

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading. Securities with a value of $5,371,943 (000), which represented 81.0% of the net assets of the Fund, transferred from Level 1 to Level 2 since the prior fiscal year end.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures. For the fiscal year ended September 30, 2015, there were transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the fiscal year ended September 30, 2015, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee –The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the

“Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2015, the Institutional Class and Investor Class retained $160,280 and $34,703 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2015, the Fund received commission recapture payments of $241,747.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2016 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the fiscal year ended September 30, 2015.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2015, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2015, approximately $4.601 million of the net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2015, for the Fund were as follows:

Purchases (000)	Sales (000)
$2,835,295	$1,790,836

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, a redemption in kind and gains and losses on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2015:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$15,331	$6,598	$(21,929)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows (000):

	Ordinary Income	Total
2015	$157,587	$157,587
2014	46,166	46,166

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$118,233
Capital Loss Carryforwards	(74,556)
Unrealized Depreciation	(630,234)
Post October Losses	(86,075)
Other Temporary Differences	3

Total Accumulated Losses	$(672,629)

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2014 through September 30, 2015 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2015 (000):

Expiring in Fiscal Year	Amount
2018	$74,556

Total capital loss carryforwards	$74,556

For the fiscal year ended September 30, 2015, the Fund used $156,814 (000) in capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At September 30, 2015, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$7,266,673	$377,637	$(1,006,813)	$(629,176)

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS

(concluded)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	157,950	$2,430,788	237,116	$3,793,199
Shares Issued in Reinvestment of Dividends and Distributions	7,955	119,006	2,444	38,147
Shares Redeemed Inkind	(3,860)	(57,439)	—	—
Shares Redeemed	(106,605)	(1,630,954)	(42,608)	(687,739)

Increase in Shares Outstanding Derived from Institutional Class Transactions	55,440	861,401	196,952	3,143,607

Investor Class
Shares Sold	22,990	351,659	24,857	396,333
Shares Issued in Reinvestment of Dividends and Distributions	1,185	17,619	365	5,665
Shares Redeemed	(23,656)	(356,560)	(7,703)	(123,050)

Increase in Shares Outstanding Derived from Investor Class Transactions	519	12,718	17,519	278,948

Increase in Shares Outstanding from Capital Share Transactions	55,959	$874,119	214,471	$3,422,555

8.	Significant Shareholder Concentration

As of September 30, 2015, three of the Fund’s shareholders of record owned 60% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	In-Kind Transfers of Securities

During the fiscal year ended September 30, 2015, the Fund redeemed shares of beneficial interest in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Redeemed (000)	Value ($ 000)	Gain ($ 000)
10/16/14	4,681	$53,811	$15,397

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

22	Causeway International Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 24, 2015

Causeway International Value Fund	23

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2016. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2015, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2015, amounted to $12,636,126 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2015. In addition, for the fiscal year ended September 30, 2015, gross income derived from sources within foreign countries amounted to $130,020,393 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

24	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 54	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	none

Lawry J. Meister Age: 53	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	none

Victoria B. Rogers Age: 54	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 49	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	6	none

Causeway International Value Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 53	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 40	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 47	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 44	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 54	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

26	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 36	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2015, the Trust Complex consisted of one investment company with six portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, the Global Absolute Return Fund, and the International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Value Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2015 to September 30, 2015).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/15	Ending Account Value 9/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$904.70	0.90%	$4.30

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.56	0.90%	$4.56
Causeway International Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$903.40	1.15%	$5.49

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.30	1.15%	$5.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Causeway International Value Fund	29

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 3, 2015, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Value Fund (the “Fund”) for a twelve-month period beginning September 20, 2015. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In connection with their August 3, 2015 meeting, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2015, compared to the results of the MSCI EAFE Index (Gross) (the “Index”) and the averages of the mutual funds included in the Morningstar U.S. Open End Foreign Large Value category of funds and the Morningstar U.S. Open End Foreign Large Blend category of funds. They noted that both share classes of the Fund had outperformed both Morningstar category averages for the

30	Causeway International Value Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

three-year, five-year, ten-year and since inception periods, and had outperformed the Foreign Large Value category averages for the one-year period, but had underperformed the Foreign Large Blend category averages for the one-year period. They also noted that the Fund had outperformed the Index during the prior one-year, five-year and since-inception periods, had underperformed the Index during the prior 3-year period and, for the prior ten-year period, the Institutional Class had outperformed while the Investor Class had underperformed the Index. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee is 2 basis points higher than the average and the same as the median advisory fees charged by funds in the Morningstar Foreign Large Value category, and 12 basis points higher than the average and 5 basis points higher than the median advisory fees charged by funds in the Morningstar Foreign Large Blend category, and that the Fund’s expense ratios are below the averages and medians of the funds in both Morningstar categories.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended June 30, 2015 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that

Causeway International Value Fund	31

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the August 3, 2015 meeting, the Trustees considered the approval of the Advisory Agreement and discussed the information and factors noted above with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2015.

32	Causeway International Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-001-1400

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2015, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2015 and 2014 were as follows:

		2015	2014
(a)	Audit Fees	$134,460	$188,960
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$129,000	$41,848
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2015, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $162,980. For the fiscal year ended September 30, 2014, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $340,363.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 4, 2015

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 4, 2015

*	Print the name and title of each signing officer under his or her signature.